UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 5, 2012
DYM ENERGY CORPORATION (Exact name of registrant as specified in its charter)
000-53512 (Commission File No.)
Nevada (State or other jurisdiction of incorporation)	90-0768498 (I.R.S. Employer Identification No.)
2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 963-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 15, 2012, the first well the Myers Halter #1 (the “Well”) on our Myers Lease, Clay County, Texas, was completed.  The Well showed initial potential of 20 barrels of oil per day, with 60 barrels of water, on its initial test. The Well was completed in the Upper and Middle Strawn formation and hydraulically fractured.  Our company owns a working interest in the Well equal to 19.2211% of total production.

We intend to drill additional wells on the Myers Lease, although no timetable has been established for the development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: September 5, 2012	DYM ENERGY CORPORATION
	By:	/s/ KEVIN HALTER, JR.
Kevin Halter, Jr., President